UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

ePlus inc.
EPLUS INC
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Phillip G. Norton, Terrence O’Donnell, and Lawrence S. Herman, retired from the ePlus inc. Board of Directors, effective on the date of the Annual Meeting of Shareholders, which was September 18, 2019.  Mr. Norton served as a Director and Chairman, then Executive Chairman, since 1993, Mr. O’Donnell as Director and Audit Committee Chairman since 1996, and Mr. Herman as Director and Nominating and Corporate Governance Chairman since 2001. The details of the shareholder vote are disclosed in Item 5.07 below.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of ePlus inc. was held on September 18, 2019.  There were present, in person or by proxy, holders of 12,712,788 shares of our common stock, or 94.13% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Withheld	Broker Non-Vote
Bruce M. Bowen	12,121,787	50,681	540,320
John E. Callies	12,117,000	55,468	540,320
C. Thomas Faulders, III	12,047,558	124,910	540,320
Eric D. Hovde	11,957,543	214,925	540,320
Ira A. Hunt, III	11,982,958	189,510	540,320
Mark P. Marron	12,128,259	44,209	540,320
Maureen F. Morrison	12,109,665	62,803	540,320
Ben Xiang	12,156,458	16,010	540,320

Each nominee was elected a director of ePlus inc.

2.  The advisory vote on the compensation of our named executive officers, as disclosed in our proxy statement (included as Proposal 2 in the proxy statement), was approved by the following vote:

For:	11,134,526
Against:	961,204
Abstain:	76,738
Broker non-votes:	540,320

3.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2020 (included as Proposal 3 in the proxy statement).  The proposal was approved by a vote of shareholders as follows:

For:	12,624,125
Against:	85,809
Abstain:	2,854
Broker non-votes:	0

Item 8.01 Other Events

On September 18, 2019, the Board made the following changes to its leadership structure:  Ms. Maureen Morrison has been appointed as Chair of the Audit Committee and Mr. Eric Hovde as Chair of the Nominating and Corporate Governance Committee.  Additionally, on September 18, 2019, Mr. Thomas C. Faulders, formerly the Board’s Lead Independent Director, was appointed Chairman of the Board.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 23, 2019